SIGNATURES

Pursuant to the requirements of Regulation A, the issuer certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 1-A and has duly caused this offering statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Totowa, State of New Jersey, on August 16, 2016.

ARC287BC Corporation

By: */s/ Wilson X. Bezerra, EA MCSE*
Name: Wilson X. Bezerra, EA MCSE
Title: President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Wilson X. Bezerra, EA MCSE and Silvana A. Bezerra, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Form 1-A offering statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

This offering statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Wilson X. Bezerra Wilson Bezerra, EA MCSE	President, Chief Executive Officer (principal executive officer)	8/16/ 2016
/s/ Silvana Bezerra Silvana Bezerra	Chief Financial Officer and Treasurer (principal financial officer and principal accounting officer)	08/16/2016
/s/ Jessica Rodriguez Jessica Rodriguez	Secretary	08/16/2016



A : Static Structural - Mechanical [ANSYS Multiphysics]
File Edit View Units Tools Help
Solve
Show Errors
Worksheet
Show Vertices
Wireframe
Show Mesh
Random Colors
Annotation Preferences
Edge Coloring
Thicken Annotations
Environment
Inertial
Loads
Supports
Conditions
Direct FE
Outline
Filter: Name
Project
Model (A4)
Geometry
Coordinate Syste
Mesh
Static Structur
Analysis Se
Standard E
Force
Force 2
Displacemer
Displacemer
Force 3
Solution (
Solutic
Equiva
Equiva
Total I
Equiva
Details of "Static Str...
Definition
Physics Type
Structural
Analysis Type
Static Struct...
Solver Target
Mechanical ...
Options
Environ...
71.6 °F
Generate In...
No
A: Static Structural
Static Structural
Time: 1. s
9/1/2015 3:14 PM
A Force: 660.81 lbf
B Force 2: 300. lbf
C Displacement
D Displacement 2
E Standard Earth Gravity: 386.09 in/s²
F Force 3: 666.89 lbf
ANSYS
R15.0
B
D
E
C
A
F
Y
X
0.000
10.000
20.000 (in)
5.000
15.000
Geometry
Print Preview
Report Preview
Messages
Tabular Data
Messages
Graphics Annotations
Graph
2 Messages
No Selection
U.S. Customary (in, lbm, lbf, s, V, A)
Degrees
rad/s
Fahrenheit
My Documents
Aa - Workbench
A : Static Structur...
Task Manager
3:15 PM
9/1/2015


A : Static Structural - Mechanical [ANSYS Multiphysics]
File Edit View Units Tools Help
Solve
Show Errors
Worksheet
Show Vertices
Wireframe
Show Mesh
Random Colors
Annotation Preferences
Edge Coloring
Thicken Annotations
Result 1.0 (True Scale)
Probe
Display All Bodies
Outline
Filter: Name
Project
Model (A4)
Geometry
Coordinate Syste
Mesh
Static Structur
Analysis Se
Standard Ea
Force
Force 2
Displacemer
Displacemer
Force 3
Solution (
Solutic
Equiva
Equiva
Total I
Equiva
Details of "Equivalen...
Scope
Scoping M... Geometry ...
Geometry All Bodies
Definition
Type Equivalent...
By Time
Display... Last
Calculate T... Yes
Identifier
Suppressed No
Integration Point Results
Display O... Averaged
Average A... No
Results
Minimum 1.5471e-0...
Maxim... 82586 psi
Minimum Value Over Ti...
Minimum 1.5471e-0...
Maxim... 1.5471e-0...
Maximum Value Over T...
A: Static Structural
Equivalent Stress
Type: Equivalent (von-Mises) Stress
Unit: psi
Time: 1
9/1/2015 3:15 PM
82586 Max
50000
45000
40000
35000
30000
25000
20000
17143
14286
11429
8571.4
5714.3
2857.2
0.015471 Min
ANSYS
R15.0
Y
X
0.000
5.000
10.000 (in)
2.500
7.500
Geometry
Print Preview
Report Preview
Messages
Tabular Data
Messages
Graphics Annotations
Graph
2 Messages
No Selection
U.S. Customary (in, lbm, lbf, s, V, A) Degrees rad/s Fahrenheit
My Documents
Aa - Workbench
A : Static Structur...
Task Manager
3:15 PM
9/1/2015


A : Static Structural - Mechanical [ANSYS Multiphysics]
File Edit View Units Tools Help
Solve
Show Errors
Worksheet
Show Vertices
Wireframe
Show Mesh
Random Colors
Annotation Preferences
Edge Coloring
Thicken Annotations
Result 1.0 (True Scale)
Probe
Display All Bodies
Outline
Filter: Name
Project
Model (A4)
Geometry
Coordinate Syste
Mesh
Static Structur
Analysis Se
Standard Ea
Force
Force 2
Displacemer
Displacemer
Force 3
Solution (
Solutic
Equiva
Equiva
Total I
Equiva
Details of "Equivalen...
Scope
Scoping M... Geometry ...
Geometry All Bodies
Definition
Type Equivalent...
By Time
Display... Last
Calculate T... Yes
Identifier
Suppressed No
Integration Point Results
Display O... Averaged
Average A... No
Results
Minimum 1.5471e-0...
Maxim... 82586 psi
Minimum Value Over Ti...
Minimum 1.5471e-0...
Maxim... 1.5471e-0...
Maximum Value Over T...
A: Static Structural
Equivalent Stress
Type: Equivalent (von-Mises) Stress
Unit: psi
Time: 1
9/1/2015 3:15 PM
82586 Max
50000
30000
25000
20000
17143
0.015471 Min
ANSYS
R15.0
0.000
5.000
10.000 (in)
2.500
7.500
Y
Z
X
Geometry
Print Preview
Report Preview
Messages
Tabular Data
Messages
Graphics Annotations
Graph
2 Messages
No Selection
U.S. Customary (in, lbm, lbf, s, V, A) Degrees rad/s Fahrenheit
My Documents
Aa - Workbench
A : Static Structur...
Task Manager
3:15 PM
9/1/2015


A : Static Structural - Mechanical [ANSYS Multiphysics]
File Edit View Units Tools Help
Solve
?/ Show Errors
Worksheet
Show Vertices
Wireframe
Show Mesh
Random Colors
Annotation Preferences
Edge Coloring
Thicken Annotations
Result 1.0 (True Scale)
Probe
Display All Bodies
Outline
Filter: Name
Project
Model (A4)
Geometry
Coordinate Syste
Mesh
Static Structur
Analysis Se
Standard E
Force
Force 2
Displacemer
Displacemer
Force 3
Solution (
Solutic
Equiva
Equiva
Total I
Equiva
Details of "Equivalen...
Scope
Scoping M... Geometry ...
Geometry All Bodies
Definition
Type Equivalent...
By Time
Display... Last
Calculate T... Yes
Identifier
Suppressed No
Integration Point Results
Display O... Averaged
Average A... No
Results
Minimum 1.5471e-0...
Maxim... 82586 psi
Minimum Value Over Ti...
Minimum 1.5471e-0...
Maxim... 1.5471e-0...
Maximum Value Over T...
A: Static Structural
Equivalent Stress
Type: Equivalent (von-Mises) Stress
Unit: psi
Time: 1
9/1/2015 3:15 PM
82586 Max
50000
45000
40000
35000
30000
25000
20000
17143
14286
11429
8571.4
5714.3
2857.2
0.015471 Min
ANSYS
R15.0
0.750
2.250
Y
Z
X
Geometry
Print Preview
Report Preview
Messages
Tabular Data
Messages
Graphics Annotations
Graph
2 Messages
No Selection
U.S. Customary (in, lbm, lbf, s, V, A) Degrees rad/s Fahrenheit
My Documents
Aa - Workbench
A : Static Structur...
Task Manager
3:16 PM
9/1/2015


A : Static Structural - Mechanical [ANSYS Multiphysics]
File Edit View Units Tools Help
Solve
Show Errors
Worksheet
Show Vertices
Wireframe
Show Mesh
Random Colors
Annotation Preferences
Edge Coloring
Thicken Annotations
Result 1.0 (True Scale)
Probe
Display All Bodies
Outline
Filter: Name
Project
Model (A4)
Geometry
Coordinate Syste
Mesh
Static Structur
Analysis Se
Standard Ea
Force
Force 2
Displacemer
Displacemer
Force 3
Solution (
Solutio
Equiva
Equiva
Total I
Equiva
Details of "Equivalen...
Scope
Scoping M... Geometry ...
Geometry All Bodies
Definition
Type Equivalent...
By Time
Display... Last
Calculate T... Yes
Identifier
Suppressed No
Integration Point Results
Display O... Averaged
Average A... No
Results
Minimum 1.5471e-0...
Maxim... 82586 psi
Minimum Value Over Ti...
Minimum 1.5471e-0...
Maxim... 1.5471e-0...
Maximum Value Over T...
A: Static Structural
Equivalent Stress
Type: Equivalent (von-Mises) Stress
Unit: psi
Time: 1
9/1/2015 3:15 PM
82586 Max
50000
45000
40000
35000
30000
25000
20000
17143
14286
11429
8571.4
5714.3
2857.2
ANSYS
R15.0
0.000
1.000
0.500
Y
Z
X
Geometry
Print Preview
Report Preview
Messages
Messages
Graphics Annotations
Graph
Tabular Data
2 Messages
No Selection
U.S. Customary (in, lbm, lbf, s, V, A) Degrees rad/s Fahrenheit
My Documents
Aa - Workbench
A : Static Structur...
Task Manager
3:16 PM
9/1/2015


A : Static Structural - Mechanical [ANSYS Multiphysics]
File Edit View Units Tools Help
Solve
Show Errors
Worksheet
Show Vertices
Wireframe
Show Mesh
Random Colors
Annotation Preferences
Edge Coloring
Thicken Annotations
Result
1.0 (True Scale)
Probe
Display
All Bodies
Outline
Filter:
Name
Project
Model (A4)
Geometry
Coordinate Syste
Mesh
Static Structur
Analysis Se
Standard E
Force
Force 2
Displacemer
Displacemer
Force 3
Solution (
Solutic
Equiva
Equiva
Total I
Equiva
Details of "Equivalen...
Scope
Scoping M... Geometry ...
Geometry All Bodies
Definition
Type Equivalent...
By Time
Display... Last
Calculate T... Yes
Identifier
Suppressed No
Integration Point Results
Display O... Averaged
Average A... No
Results
Minimum 1.5471e-0...
Maxim... 82586 psi
Minimum Value Over Ti...
Minimum 1.5471e-0...
Maxim... 1.5471e-0...
Maximum Value Over T...
A: Static Structural
Equivalent Stress
Type: Equivalent (von-Mises) Stress
Unit: psi
Time: 1
9/1/2015 3:15 PM
82586 Max
50000
45000
40000
35000
30000
25000
20000
17143
14286
11429
8571.4
5714.3
2857.2
0.015471 Min
ANSYS
R15.0
0.000
3.000
6.000 (in)
1.500
4.500
Y
X
Z
Geometry
Print Preview
Report Preview
Messages
Tabular Data
Messages
Graphics Annotations
Graph
2 Messages
No Selection
U.S. Customary (in, lbm, lbf, s, V, A)
Degrees
rad/s
Fahrenheit
My Documents
Aa - Workbench
A : Static Structur...
Task Manager
3:17 PM
9/1/2015


A : Static Structural - Mechanical [ANSYS Multiphysics]
File Edit View Units Tools Help
Solve
Show Errors
Worksheet
Show Vertices
Wireframe
Show Mesh
Random Colors
Annotation Preferences
Edge Coloring
Thicken Annotations
Result 1.0 (True Scale)
Probe
Display All Bodies
Outline
Filter: Name
Project
Model (A4)
Geometry
Coordinate Syste
Mesh
Static Structur
Analysis Se
Standard E
Force
Force 2
Displacemer
Displacemer
Force 3
Solution (
Solutic
Equiva
Equiva
Total I
Equiva
Details of "Equivalen...
Scope
Scoping M... Geometry ...
Geometry All Bodies
Definition
Type Equivalent...
By Time
Display... Last
Calculate T... Yes
Identifier
Suppressed No
Integration Point Results
Display O... Averaged
Average A... No
Results
Minimum 1.5471e-0...
Maxim... 82586 psi
Minimum Value Over Ti...
Minimum 1.5471e-0...
Maxim... 1.5471e-0...
Maximum Value Over T...
A: Static Structural
Equivalent Stress
Type: Equivalent (von-Mises) Stress
Unit: psi
Time: 1
9/1/2015 3:18 PM
82586 Max
50000
45000
40000
35000
30000
25000
20000
17143
14286
11429
8571.4
5714.3
2857.2
0.015471 Min
ANSYS
R15.0
0.000
2.500
5.000 (in)
1.250
3.750
Z
Geometry
Print Preview
Report Preview
Messages
Tabular Data
Messages
Graphics Annotations
Graph
2 Messages
No Selection
U.S. Customary (in, lbm, lbf, s, V, A) Degrees rad/s Fahrenheit
My Documents
Aa - Workbench
A : Static Structur...
Task Manager
3:18 PM
9/1/2015


A : Static Structural - Mechanical [ANSYS Multiphysics]
File Edit View Units Tools Help
Solve
Show Errors
Worksheet
Show Vertices
Wireframe
Show Mesh
Random Colors
Annotation Preferences
Edge Coloring
Thicken Annotations
Result
1.0 (True Scale)
Probe
Display
All Bodies
Outline
Filter:
Name
Project
Model (A4)
Geometry
Coordinate Syste
Mesh
Static Structur
Analysis Se
Standard Ea
Force
Force 2
Displacemer
Displacemer
Force 3
Solution (
Solutic
Equiva
Total I
Equiva
Details of "Equivalen...
Scope
Scoping M...
Geometry ...
Geometry
All Bodies
Definition
Type
Equivalent...
By
Time
Display...
Last
Calculate T...
Yes
Identifier
Suppressed
No
Integration Point Results
Display O...
Averaged
Average A...
No
Results
Minimum
1.5471e-0...
Maxim...
82586 psi
Minimum Value Over Ti...
Minimum
1.5471e-0...
Maxim...
1.5471e-0...
Maximum Value Over T...
A: Static Structural
Equivalent Stress 2
Type: Equivalent (von-Mises) Stress
Unit: psi
Time: 1
9/1/2015 3:20 PM
82586 Max
20000
17500
15000
12500
10000
7500
5000
2500
0.015471 Min
ANSYS
R15.0
0.000
10.000 (in)
2.500
7.500
Y
Z
X
Geometry
Print Preview
Report Preview
Messages
Messages
Graphics Annotations
Graph
Tabular Data
2 Messages
No Selection
U.S. Customary (in, lbm, lbf, s, V, A)
Degrees
rad/s
Fahrenheit
My Documents
Aa - Workbench
A : Static Structur...
Task Manager
3:20 PM
9/1/2015


A : Static Structural - Mechanical [ANSYS Multiphysics]
File Edit View Units Tools Help
Solve
Show Errors
Worksheet
Show Vertices
Wireframe
Show Mesh
Random Colors
Annotation Preferences
Edge Coloring
Thicken Annotations
Result 1.0 (True Scale)
Probe
Display All Bodies
Outline
Filter: Name
Project
Model (A4)
Geometry
Coordinate Syste
Mesh
Static Structur
Analysis Se
Standard Ea
Force
Force 2
Displacemer
Displacemer
Force 3
Solution (
Solutic
Equiva
Total I
Equiva
Details of "Equivalen...
Scope
Scoping M... Geometry ...
Geometry All Bodies
Definition
Type Equivalent...
By Time
Display... Last
Calculate T... Yes
Identifier
Suppressed No
Integration Point Results
Display O... Averaged
Average A... No
Results
Minimum 1.5471e-0...
Maxim... 82586 psi
Minimum Value Over Ti...
Minimum 1.5471e-0...
Maxim... 1.5471e-0...
Maximum Value Over T...
A: Static Structural
Equivalent Stress 2
Type: Equivalent (von-Mises) Stress
Unit: psi
Time: 1
9/1/2015 3:20 PM
82586 Max
10000
8750
7500
6250
5000
3750
2500
1250
0.015471 Min
ANSYS
R15.0
0.000
10.000 (in)
2.500
7.500
Y
Z
X
Geometry
Print Preview
Report Preview
Messages
Messages
Graphics Annotations
Graph
Tabular Data
2 Messages
No Selection
U.S. Customary (in, lbm, lbf, s, V, A) Degrees rad/s Fahrenheit
My Documents
Aa - Workbench
A : Static Structur...
Task Manager
3:20 PM
9/1/2015


ARC287BC
FRANCHISE & LICENSE
INSIDE USA
OUTSOURCE TO PURCHASE ACCESSORIES
ROBOTICS PARTS FRAME ARE BUILT IN USA
ASSEMBLE & PACKAGING IN USA
DISTRIBUTION COMPANY
BIKE RETAIL
RETAIL OUTLETS Ex. WALMART
CONSUMERS